                                                                   EXHIBIT 10.17
04/30/91 PBH:JEV (NATAIR.LSE)
06/25/91 PBH:MLJ (NATAIR.LSE)
07/25/91 PBH:MLJ (NATAIR.LSE)
08/29/91 PBH:JEV

                           FIRST SUPPLEMENT TO LEASE

         THIS FIRST SUPPLEMENT TO LEASE, made and entered into this 22nd day of November 1991, by and between the CITY OF OAKLAND, a municipal corporation, acting by and through its Board of Port Commissioners, hereinafter called the "Port" or "Lessor", and NATIONAL AIRMOTIVE CORPORATION, a California corporation, a wholly owned subsidiary of TRITON GROUP, LTD., a Delaware corporation,

                              W I T N E S S E T H:

         WHEREAS, the Port and NATIONAL AIRMOTIVE CORPORATION, a California corporation, a wholly owned subsidiary of TRITON GROUP, LTD., a Delaware corporation, have heretofore made and entered into that certain Lease dated the 23rd day of January, 1991, (the "Lease"); and

         WHEREAS, the parties desire to amend said Lease to enlarge the demised premises by approximately 28,455 square feet for additional rent and to permit the United States Postal Service ("Postal Service") the exclusive use of 1,800 square feet (10 parking spaces) during certain hours for the duration of the lease term between the Postal Service and the Port; now, therefore,

         IT IS HEREBY AGREED as follows:

         1. Paragraph 1 of said Lease shall be and the same is hereby amended to revise Exhibits "A" and "B" of said Lease to add thereto the additional Exhibits "A-2" and "B-1" attached to this First Supplement to Lease and by reference made a part hereof and of said Lease, thereby expanding the demised premises to include certain additional area (such additional area at times referred to herein as "Additional Premises").

NATIONAL AIRMOTIVE CORPORATION
(MAIN BUILDING)                                                          PAGE 1

         2. Paragraph 1 of said Lease shall be and the same is hereby further amended to add the following final paragraph to read in full as follows:

                 "Upon ninety (90 days) prior written notice to Lessee, the Port shall retain the right to delete from the Premises and all provisions of this Lease an area not to exceed 20' by 210' on the east side of the Premises, as shown in Exhibit "B-2" attached to this First Supplemental to Lease and by reference made a part hereof and of said Lease."

         2. Paragraph 3.1 of said Lease shall be and hereby is amended to renumber Paragraph 3.1 as Paragraph 3.1(i) and to add the following new Paragraph 3.1(ii) to read in full as follows:

                 "(ii) Lessee shall provide exclusive use to Postal Service of 1,800 square feet of parking (10 parking spaces) in Lessee's parking lot during the hours 1800 to 0600 throughout the term of the lease between the Postal Service and the Port, including options to extend contained therein. Reasonable ingress and egress from the parking spaces shall be included. This Paragraph 3.1(ii) shall cease to have effect and shall be null and void if the Second Amendment to Lease between the Port and the Postal Service has not been executed by both parties by November 30, 1991."

         4. Paragraph 4. 1 of said Lease shall be and hereby is amended to renumber Paragraph 4.1(i) as Paragraph 4.1(i)(a) said Paragraph 4.1(i)(a) shall be amended to read in full as follows:

                 "(a) Commencement of term to February 28, 1991, Nine Thousand Six Hundred Sixty-Eight and 80/100 Dollars ($9,668.80), and thereafter to January 31, 1995, Nine Thousand Seven Hundred Ninety-Nine and 88/100 Dollars ($9,799.88)."

         5. The following new Paragraph 4.1(i)(b) and (i)(c) shall be added to read in full as follows:

                 "(i)(b) With respect to the Additional Premises, from the effective date of the First Supplement to Lease to January 31, 1995, One Thousand Sixty-seven and 06/100 Dollars ($1,067.06).

                 (i)(c) Adjustments to monthly rent set forth in the remainder of this Paragraph 4 shall apply to the monthly rental payable for the entire Premises,

NATIONAL AIRMOTIVE CORPORATION
(MAIN BUILDING)                                                          PAGE 2
                 including the Additional Premises, as described in Paragraph 1 hereof."

         6. Paragraph 4.2 of said Lease shall be and hereby is amended to renumber Paragraph 4.2 as Paragraph 4.2(i) and to add the following new Paragraph 4.2(ii) to read in full as follows:

                 "(ii) As additional consideration to the Port for entering into this First Supplement to Lease, and not as security for Lessee's performance under this Lease as supplemented, Lessee shall unconditionally pay to the Port upon Lessee's execution of the First Supplement to Lease, the following retroactive rental on the Additional Premises receipt of which will be acknowledged in writing by the Port: for the period November 22, 1990 through the effective date of the First
                 Supplement.........$1,067.06 per month."

         7. Paragraph 4.5 of said Lease shall be and the same is hereby amended to increase the Deposit to $18,134.

         8. This Supplement shall take effect thirty (30) days from and after the final adoption of the ordinance authorizing execution of this First Supplement to Lease.



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NATIONAL AIRMOTIVE CORPORATION
(MAIN BUILDING)                                                          PAGE 3

         9. In all other respects said Lease, dated the 23rd day of January 1991, as herein amended, is hereby ratified, confirmed and approved.

         IN WITNESS WHEREOF, the parties hereto thereunto duly authorized, have executed this Agreement the day and year first above written.

                                                   CITY OF OAKLAND, a municipal
                                                     corporation, acting by and
                                                     through its Board of Port
                                                     Commissioners,

                                                   By   [SIG]
                                                     --------------------------
                                                     Executive Director

                                                   Attest   [SIG]
                                                         ----------------------
                                                         Secretary of the Board

                                                   NATIONAL AIRMOTIVE
                                                     CORPORATION,
                                                     a California corporation,
                                                     a wholly owned subsidiary
                                                     of TRITON GROUP, LTD., a
                                                     Delaware corporation,

                                                   By  JOHN P. VIBOCH
                                                     --------------------------
                                                     JOHN P. VIBOCH
                                                     SENIOR VICE PRESIDENT
                                                       & CFO
                                                     --------------------------
                                                     Print Name and Title

                                                   Attest MICHAEL A. PERFETTO
                                                         ----------------------
                                                         MICHAEL A. PERFETTO
                                                         EXECUTIVE DIRECTOR,
      [SEAL]                                             ADMINISTRATION
                                                     --------------------------
                                                         Print Name and Title

Approved as to form and
legality this 18th day
of March 1992.

       [SIG]
----------------------------------
         Port Attorney

Port Ordinance No. 3072

NATIONAL AIRMOTIVE CORPORATION
(MAIN BUILDING)                                                          PAGE 4

August 30, 1990
#8708122.55
Port of Oakland

                               LEGAL DESCRIPTION
                               PARKING EXTENSION

All that real property situated in the City of Oakland, County of Alameda, State of California, being portions of Tide Land Lots 21, 28, 29, Section 20, T.2S., R.3W., M.D.B. & N. as shown on Sale Map No. 10 of the Salt Marsh and Tide Lands, which is filed in Book 17 of maps at page 30, Alameda County Records, more particularly described as follows:

COMMENCING at the northwesterly building corner (the wall line intersection, not the column line) of building L-815 which is situated in the easterly quadrant of the intersection of Grumman Street and Lockheed Street, at the North Field Area of the Oakland Metropolitan Airport (as both streets existed in October 1990) thence, parallel with the southwesterly line of building L-815, N 33 degrees 53' 14" W, ten feet to the back of the sidewalk on the southerly side of Grumman Street; thence along said back of sidewalk and the southwesterly projection thereof S 56 degrees 06' 46" W, 58.00 feet to a point on the southwesterly side of Lockheed Street; thence S 33' 53" 14" E, 377.00 feet to THE POINT OF BEGINNING; thence, continuing along an extension of said line S 33 degrees 53' 14" E, 135.50 feet to intersect with the northwesterly line of the proposed Langley Street; thence along said line S 56 degrees 06' 46" W, 210.00 feet; thence N 33 degrees 53' 14" W, 135.50 feet; thence N 56 degrees 06' 46" E, 210.00 feet to the Point of Beginning.

Containing 28,455 square feet, more or less.

Secondary location reference to the Point of Beginning is hereby made in the event some or all of the controlling monumentation within this description is destroyed. Commencing at Port of Oakland Survey Control Monument A-29; thence S 29 degrees 53' 13" E, 1799.49 feet to Port of Oakland Survey Control Monument A-27; thence N 54 degrees 42' 51" E, 234.49 feet to the Point of Beginning; thence along the northwest line of the existing parking area N 33 degrees 53' 14" W, 377.00 feet, this reference being made to allow this description to be incorporated within the California Coordinate System of 1983 at such time as said Port of Oakland Survey Control Monuments are integrated within said system.

PORT.43


[SEAL]

                            [MAP -- PORT OF OAKLAND]